                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 20, 1996
                                                      ----------------------

                          TITANIUM METALS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


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
                     Delaware                              0-28538                          13-5630895
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(State or other jurisdiction  of incorporation)     (Commission File Number)      (IRS Employer Identification No.)
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          1999 Broadway, Suite 4300, Denver, Colorado        80202
          -----------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)



     Registrant's telephone number, including area code      (303) 296-5600
                                                             --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits


         4.1     Certificate of Trust of TIMET Capital Trust I dated November
                          13, 1996

         4.2     Amended and Restated Declaration of Trust of TIMET Capital
                          Trust I, dated as of November 20, 1996 among Titanium Metals Corporation, as trust sponsor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee and Joseph S. Compofelice, Robert E. Musgraves and Mark A. Wallace, as Regular Trustees

         4.3     Indenture for the 6 5/8% Convertible Junior Subordinated
                          Debentures due 2026, dated as of November 20, 1996 between Titanium Metals Corporation and The Chase Manhattan Bank, as Trustee

         4.4     Form of 6 5/8% Convertible Preferred Securities, Beneficial
                          Unsecured Convertible Securities (BUCS) (included in
                          Exhibit 4.2 above)

         4.5     Form of 6 5/8% Trust Common Securities (included in Exhibit
                          4.2 above)

         4.6     Form of 6 5/8% Convertible Junior Subordinated Debentures due
                          2026 (included in Exhibit 4.3 above)

         4.7     Convertible Preferred Securities Guarantee Agreement, dated as of November 20, 1996, between Titanium Metals Corporation, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee

         99.1    Purchase Agreement, dated November 20, 1996, among Titanium
                          Metals Corporation, TIMET Capital Trust I, Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith and Morgan Stanley & Co., Incorporated

         99.2    Registration Agreement, dated November 20, 1996, among
                          Titanium Metals Corporation, TIMET Capital Trust I and Salomon Brothers Inc, as representative of the initial purchasers

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                 On November 20, 1996, TIMET Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), sold an aggregate of 3,500,000 6 5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (BUCS) (the "Convertible Preferred Securities"), representing preferred undivided beneficial interests in the assets of the Trust, to Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith, Incorporation, and Morgan Stanley & Co., Incorporated (collectively, the "Initial Purchasers"). On December 4, 1996, the Trust sold an additional 525,000 Convertible Preferred Securities to the Initial Purchasers pursuant to an overallotment option granted to Initial Purchasers. The sales to the Initial Purchasers were made pursuant to a Purchase Agreement dated as of November 20, 1996 among the Trust, the Registrant, as sponsor of the Trust and guarantor, and the Initial Purchasers (the "Purchase Agreement").
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                 The Convertible Preferred Securities were sold to the Initial
Purchasers for resale at the initial offering price of $50.00 per Convertible Preferred Security (i) to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), (ii) to certain institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that agree in writing to comply with certain transfer restrictions and other conditions, (iii) outside the United States to certain persons in reliance on Regulation S under the Securities Act, and (iv) to (a) executive officers and directors of the Company who are "accredited investors" as defined in Rule 501(a)(4) under the Securities Act and (b) certain individuals having relationships with the Company (or an executive officer or director thereof) who either (x) are "accredited investors" as defined in Rule 501(a)(5) or (6) under the Securities Act or (y) have such knowledge and experience in financial and business matters that such individuals are capable of evaluating the merits and risks of any prospective investment in the Convertible Preferred Securities.

                 On November 20, 1996, the Registrant acquired from the Trust all the common securities (the "Trust Common Securities" and, together with the Convertible Preferred Securities, the "Trust Securities") representing undivided beneficial interests in the assets of the Trust. The Trust exists for the sole purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 6 5/8% Convertible Junior Subordinated Debentures due 2026 (the "Debentures") of the Registrant. Upon an event of default under the Amended and Restated Declaration of Trust, as dated as of November 20, 1996, among the Registrant, The Chase Manhattan Bank, as property trustee, and Chase Manhattan Bank (Delaware), as Delaware trustee (the "Declaration"), the holders of Convertible Preferred Securities will have a preference over the holders of the Trust Common Securities with respect to distributions and payments upon redemption, liquidation and otherwise.

                 The consideration to the Trust for the Convertible Preferred Securities sold to the Initial Purchasers was an aggregate of $201,250,000.
The consideration to the Trust for the Trust Common Securities sold to the Registrant was an aggregate of $6,224,220. The Registrant issued a total of $207,474,220 in Debentures to the Trust. Estimated proceeds to the Registrant, net of estimated expenses of approximately $2,300,000 related to the transactions and net of compensation of $6,540,625 paid by the Registrant to the Initial Purchasers, is approximately $192,400,000.

                 The Convertible Preferred Securities are convertible, at the option of the holder thereof, at any time after 90 days following the first date of original issuance thereof and prior to redemption, into shares of common stock, par value $.01 per share (the "Common Stock"), of the Registrant, at a conversion rate of 1.339 shares of Common Stock for each Convertible Preferred Security (equivalent to approximately $37.34 per share of Common Stock), subject to adjustment in certain circumstances.

                 Pursuant to a Registration Agreement dated November 20, 1996 among the Registrant, the Trust and Salomon Brothers Inc, as representative of the Initial Purchasers (the "Registration Statement"), the Registrant has agreed to file a shelf registration statement under the Securities Act relating to resales of the Convertible Preferred Securities and the Common
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Stock issuable upon conversion thereof. If such registration statement is not filed or has not become effective within certain time periods set forth in the Registration Statement, the interest rate on the Debentures will be temporarily increased, and additional dividends will be payable on the Convertible Preferred Securities.

                 Holders of Convertible Preferred Securities are entitled to receive cumulative cash distributions at an annual rate of 6 5/8% of the liquidation amount of $50 per Convertible Preferred Security, accruing from the first date of original issuance and payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing March 1, 1997, subject to the right of the Registrant, under certain circumstances, to extend the time for payment of distributions. The payment of distributions out of moneys held by the Trust and payments on liquidation of the Trust or the redemption of Convertible Preferred Securities are guaranteed by the Registrant to the extent set forth in a Convertible Preferred Securities Guarantee Agreement dated as of November 20, 1996 between the Registrant and The Chase Manhattan Bank, as guarantee trustee. The Guarantee covers payments of distributions and other payments on the Convertible Preferred Securities only if the Trust holds assets that are available for distribution to holders of Convertible Preferred Securities, and then only to the extent of such assets. The Guarantee, when taken together with the Registrant's obligations under the Debentures and the Indenture dated as of November 20, 1996 between the Registrant and The Chase Manhattan Bank, as trustee (the "Indenture") and its obligations under the Declaration, including its obligations to pay costs, expenses, debts and liabilities of the Trust (other than with respect to the Trust Securities), provide a full and unconditional guarantee of amounts due on the Convertible Preferred Securities. The obligations of the Registrant under the Guarantee are subordinate and junior in right of payment to all other liabilities of the Registrant and pari passu with the most senior preferred stock, if any, issued from time to time by the Registrant. The obligations of the Registrant under the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) of the Registrant, and rank pari passu with the Registrant's other general unsecured creditors. The obligations of the Registrant under the Debentures and Guarantee are also effectively subordinated to all existing and future indebtedness and other liabilities, including trade payables, of the Registrant's subsidiaries. The Debentures purchased by the Trust may be subsequently distributed pro rata to holders of the Convertible Preferred Securities and Trust Common Securities in connection with the dissolution of the Trust upon the occurrence of certain events.

                 The foregoing summaries of the Convertible Preferred Securities, the Trust Common Securities, the Debentures, the Declaration, the Indenture, the Guarantee, the Purchase Agreement, and the Registration Agreement are qualified in their entirety by reference to Exhibits 4.1 through 4.7, inclusive, and 99.1 and 99.2 attached hereto.

                 The Registrant believes that the sale of the Convertible Preferred Securities to the Initial Purchasers for resale outside the United States was exempt from the registration requirements of the Securities Act pursuant to Regulation S thereunder.

                           *     *     *     *     *
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TITANIUM METALS CORPORATION
                                    (Registrant)



December 5, 1996                    /s/ Robert E. Musgraves
                                    ---------------------------------------
                                    Robert E. Musgraves,
                                    Vice President -- Administration, General
                                      Counsel and Secretary
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                                     EXHIBIT INDEX
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
       Exhibit
         No.                      Exhibit Description                                Page
       -------                    -------------------                                ----
         4.1     Certificate of Trust of TIMET Capital Trust I dated November
                          13, 1996

         4.2     Amended and Restated Declaration of Trust of TIMET Capital
                          Trust I, dated as of November 20, 1996 among Titanium Metals Corporation, as trust sponsor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee and Joseph S. Compofelice, Robert E. Musgraves and Mark A. Wallace, as Regular Trustees

         4.3     Indenture for the 6 5/8% Convertible Junior Subordinated
                          Debentures due 2026, dated as of November 20, 1996 between Titanium Metals Corporation and The Chase Manhattan Bank, as Trustee

         4.4     Form of 6 5/8% Convertible Preferred Securities, Beneficial
                          Unsecured Convertible Securities (BUCS) (included in
                          Exhibit 4.2 above)

         4.5     Form of 6 5/8% Trust Common Securities (included in Exhibit
                          4.2 above)

         4.6     Form of 6 5/8% Convertible Junior Subordinated Debentures due
                          2026 (included in Exhibit 4.3 above)

         4.7     Convertible Preferred Securities Guarantee Agreement, dated as of November 20, 1996, between Titanium Metals Corporation, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee

         99.1    Purchase Agreement, dated November 20, 1996, among Titanium
                          Metals Corporation, TIMET Capital Trust I, Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith and Morgan Stanley & Co., Incorporated

         99.2    Registration Agreement, dated November 20, 1996, among
                          Titanium Metals Corporation, TIMET Capital Trust I and Salomon Brothers Inc, as representative of the initial purchasers
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